Income Taxes - Increase in Income Tax Expenses and Net Income Per Share Amounts (Detail) - CNY (¥) ¥ / shares in Units, ¥ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Income Tax Disclosure [Abstract]
Increase in income tax expenses	¥ 150,067	¥ 213,804	¥ 147,894
Net income per ordinary share attributable to Hello Group Inc. - basic	¥ 2.41	¥ 4.62	¥ 3.43
Net income per ordinary share attributable to Hello Group Inc. - diluted	¥ 2.38	¥ 4.39	¥ 3.3